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                                                                   Exhibit 10.21

                            REGISTRATION AGREEMENT
                            ----------------------


          THIS REGISTRATION AGREEMENT (this "Agreement") dated as of May __, 1997 is made by and among Therma-Wave, Inc., a Delaware corporation (the "Company"), the Persons listed on Schedule A attached hereto or certain designees thereof that execute a counterpart to this Agreement (the "Bain Group"), the Persons listed on Schedule B attached hereto (the "Sutter Group"), the Persons listed on Schedule C attached hereto (the "Existing Stockholders"), the Persons listed on Schedule D attached hereto or other employees of the Company that execute a counterpart to this Agreement (the "Management Stockholders") and Antares International Partners, Inc. ("Antares"). The Bain Group, the Sutter Group, the Existing Stockholders, the Management Stockholders and Antares are collectively referred to herein as the "Stockholders," and each as a "Stockholder". Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The parties to this Agreement hereby agree as follows:

          1.  Demand Registrations.

          (a) Requests for Registration. At any time the holders of a majority of the Bain Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form Registration ("Short-Form Registrations"). In addition, (i) at any time after the underwritten initial public offering of the Company's Common Stock (the "IPO"), the holders of a majority of the Existing Stockholder Registrable Securities may request a Long-Form Registration or, if available, a Short-Form Registration and (ii) at any time after the later of (A) the fifth anniversary of the date hereof and (B) 180 days after the IPO, the holders of a majority of the Management Registrable Securities may request a Long-Form Registration or, if available, a Short-Form Registration (a "Management Demand Registration"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

          (b) Long-Form Registrations. The holders of a majority of the Bain Registrable Securities will be entitled to request three (3) Long-Form Registrations in which the Company will pay all Registration Expenses, the holders of a majority of the Existing Stockholder Registrable Securities will be entitled to request one (1) Long-Form Registration or Short-Form Registration in which the Company will pay all Registration Expenses, and the holders of a majority of the Management Registrable Securities will be entitled to request one (1) Long-Form Registration or Short-Form Registration in which the Company will pay all Registration Expenses. A registration
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will not count as one of the permitted Long-Form Registrations until it has become effective, and the last Long-Form Registration (or Short-Form Registration) will not count as one of the Long-Form Registrations (or Short-Form Registrations) permitted to be requested by the holders of Bain Registrable Securities, Existing Stockholder Registrable Securities or Management Registrable Securities (as the case may be) unless the holders of Registrable Securities initially requesting such registration have been able to register and sell at least 90% of the Registrable Securities initially requested to be registered by such holders; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations may be underwritten regis trations.

          (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of a majority of the Bain Registrable Securities will be entitled to request six (6) Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Bain Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such Demand Registration, pro rata among the holders thereof on the basis of the number of shares Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Demand Registration, pro rata among the holders of such securities; provided that if the Demand Registration is a Management Demand Registration, the Company will include in such registration (A) first, the Aggregate Permitted Amount of Management Registrable Securities requested to be included in such Demand Registration by the holders of Management Registrable Securities (or if less, the amount of Management Registrable Securities actually requested to be included in such Demand Registration by the holders of Management Registrable Securities (the "Requested Amount")), pro rata among the holders thereof on the basis of each such holder's Permitted Amount of Management Registrable Securities (and, with respect to each such holder, in an amount not to exceed such holder's Permitted Amount of Management Registrable Securities), (B) second, the amount of Registrable Securities (other than Management Registrable Securities) requested to be included in such Demand Registration equal to the total amount of Registrable Securities (other than Management Registrable Securities) multiplied by a fraction, the numerator of which equals the Aggregate Permitted Amount of Management Registrable Securities (or, if less, the Requested Amount) and the denominator of which equals the aggregate amount of Management Registrable Securities, pro rata among the holders thereof on the basis of the number of shares of Registrable Securities (other than

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Management Registrable Securities) owned by each such holder, (C) third, the remaining Registrable Securities requested to be included in such Demand Registration, pro rata among the holders thereof on the basis of the number of shares Registrable Securities owned by each such holder, and (D) fourth, other securities requested to be included in such Demand Registration, pro rata among the holders of such securities.

          (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for up to six months (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if the Company believes that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (f) Selection of Underwriters. The holders of a majority of the Bain Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld. If no Bain Registrable Securities are included in a Demand Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering.

          (g) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Bain Registrable Securities.

          2.  Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than (i) in connection with the IPO, unless any holders of Registrable Securities are permitted to participate in the IPO, (ii) pursuant to a Demand Registration or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

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          (b) Piggyback Expenses.  The Registration Expenses of the holders of
Registrable Securities will be paid by the Company in all Piggyback
Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration pro-rata among the holders of such securities.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the parties hereto) who have been granted contractual demand registration rights, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration pro-rata among the holders of such securities.

          (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          3.  Holdback Agreements.

          (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company's common stock (including Demand and Piggyback Registrations) (except as part of such

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underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten public offering of the Company's common stock (including Demand and Piggyback Registrations) (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

          4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Bain Registrable Securities covered by such registration statement and to counsel selected by the holders of a majority of the Existing Stockholder Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such

                                      -5-
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seller may reasonably request in order to facilitate the disposition of the
Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

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          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain a comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.  Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities

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exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse (i) the holders of the Bain Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Bain Registrable Securities included in such registration and (ii) the holders of Existing Stockholder Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Existing Stockholder Registrable Securities included in such registration, in the case of this clause (ii) in an amount not to exceed $10,000.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.  Indemnification.

          (a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such holder or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished

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such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the other holders of Registrable Securities, the Company, its directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such holder, the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

          (e) If the indemnification provided for in this Paragraph 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought but also the relative fault of the indemnified party and the indemnifying party as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the registration statement or in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Paragraph 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          7.  Participation in Underwritten Registrations.

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, except that no Existing Stockholder shall be required to indemnify any underwriter beyond its indemnification and contribution obligations hereunder.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

          8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9.  Definitions.

          "Aggregate Permitted Amount" means the sum of the Permitted Amounts for each holder of Management Registrable Securities.

          "Bain Registrable Securities" means (i) any shares of Common Stock issued to the Bain Group pursuant to the Recapitalization Agreement or held by the Bain Group as of the date hereof, (ii) any shares of Common Stock otherwise acquired by the Bain Group, and (iii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event that pursuant to such recapitalization or exchange equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating Securities will not be Registrable Securities.

          "Class A Common" means the Class A Common Stock, par value $.01 per share, of the Company.

          "Class L Common" means the Class L Common Stock, par value $.01 per share, of the Company.

          "Common Stock" means the Class A Common and the Class L Common.

          "Existing Stockholder Registrable Securities" means (i) any shares of Common Stock issued to any Existing Stockholder pursuant to the Recapitalization Agreement or held by an Existing Stockholder on the date hereof, (ii) any shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (iii) any shares of Common Stock otherwise acquired by any Existing Stockholder and
(iv) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities.

          "Fair Market Value" of each share of Common Stock means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:00 P.M., Chicago time, or, if on any day Common Stock is not quoted in the NASDAQ System, the average of the highest and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case as of the effective date of the applicable registration hereunder.

          "Management Registrable Securities" means (i) any shares of Common Stock issued to any Management Stockholder pursuant to the Recapitalization Agreement or held by any Management Stockholder as of the date hereof, (ii) any shares of Common Stock issued or issuable upon the exercise of any stock options issued to any Management Stockholder, (iii) any shares of Common Stock otherwise acquired by any Management Stockholder and (iv) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities.

          "Permitted Amount" means, with respect to a holder of Management Registrable Securities, an amount of Management Registrable Securities with a Fair Market Value on the effective date of a Management Demand Registration (the "Determination Date") which, when added to the proceeds of any prior sale, transfer or other disposition of such holder's Management Registrable Securities, equals the aggregate amount of all federal, state, and local taxes required to be paid by such holder (or on such holder's behalf) as a direct result of the payment to such holder of a Deferred Bonus (as defined in the agreement with respect to such Deferred Bonus between the Company and such holder) minus the Fair Market Value on the Determination Date of the amount of Management Registrable Securities permitted to be sold by such holder under Rule 144 (or any similar provision then if effect) under the Securities Act within the one-year period following the date on which the "Permitted Amount" is being determined; provided that the "Permitted Amount" shall be increased by an amount of Management Registrable Securities with a Fair Market Value on the Determination Date equal to the amount of any underwriter's discounts or commissions, if any, payable by such holder in connection with the sale of such holder's Permitted Amount (without giving effect to this proviso) of Management Registrable Securities.

          "Person" means an individual, a partnership, a joint venture, an association, a joint stock company, a corporation, a trust, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Stock" means the Company's Series A Convertible Preferred Stock, par value $.01 per share.

          "Recapitalization Agreement" means that certain Recapitalization Agreement dated as of the date hereof, among the Company, the Bain Group and the Existing Stockholders.

          "Registrable Securities" means collectively Bain Registrable Securities, Sutter Registrable Securities, Existing Stockholder Registrable Securities and Management Registrable Securities. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Sutter Registrable Securities" means (i) any shares of Common Stock issued to the Sutter Group pursuant to the Recapitalization Agreement or held by the Sutter Group as of the date hereof, (ii) any shares of Common Stock otherwise acquired by the Sutter Group, and (iii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event that pursuant to such recapitalization or exchange equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating Securities will not be Registrable Securities.

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Recapitalization Agreement.

          10.  Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Secu rities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of a majority of the Bain Registrable Securities and the holders of a majority of the Existing Stockholder Registrable Securities; provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities materially and adversely differently from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group materially adversely treated.

          (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof).

          (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the Stockholders at the addresses indicated on the schedules hereto and to any subsequent holder of Registrable Securities at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party, and to the Company at the address indicated below:

                    Chief Executive Officer
                    Therma-Wave, Inc.
                    1250 Reliance Way
                    Fremont, California 94539
                    Telecopier No. (510) 490-0843

          with a copy (not to constitute notice to the Company) to:

                    Bain Capital, Inc.
                    Two Copley Place
                    Boston, MA 02116
                    Attention: Adam Kirsch
                    Telecopier: (617) 572-3274

                         and to:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL 60606
                    Attention: Jeffrey C. Hammes
                               Stephen L. Ritchie
                    Telecopier: (312) 861-2200


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.



                                 THERMA-WAVE, INC.


                                 By:   _______________________________________

                                 Its:  _______________________________________


                                 BAIN CAPITAL FUND V, L.P.

                                 By:   Bain Capital Partners V, L.P.
                                 Its:  General Partner

                                 By:   Bain Capital Investors V, Inc.
                                 Its:  General Partner

                                 By:   _______________________________________

                                 Its:  _______________________________________


                                 BAIN CAPITAL FUND V-B, L.P.

                                 By:   Bain Capital Partners V, L.P.
                                 Its:  General Partner

                                 By:  Bain Capital Investors V, Inc.
                                 Its:  General Partner

                                 By:   _______________________________________

                                 Its:  _______________________________________


                                 BCIP ASSOCIATES


                                 By:  _______________________________
                                      A General Partner

                  (Signature Page to Registration Agreement)

                                 BCIP TRUST ASSOCIATES, L.P.


                                 By:  _______________________________
                                      A General Partner

                                 RANDOLPH STREET PARTNERS

                                 By:  _______________________________
                                      A General Partner

                                 SUTTER HILL VENTURES, a California limited partnership

                                 By:   _______________________________________

                                 Its:  _______________________________________


                                 SUTTER HILL ASSOCIATES, L.P.

                                 By:   _______________________________________

                                 Its:  _______________________________________


                                 WELLS FARGO BANK, TRUSTEE
                                 SHV M/P/T FBO DAVID L. ANDERSON


                                 By:   _______________________________

                                 Its:  _______________________________


                                 WELLS FARGO BANK, TRUSTEE
                                 SHV M/P/T FBO LEONARD BAKER, JR.


                                 By:   _______________________________

                                 Its:  _______________________________

                  (Signature Page to Registration Agreement)

                                 WELLS FARGO BANK, TRUSTEE
                                 SHV M/P/T FBO WILLIAM H. YOUNGER, JR.


                                 By:   _______________________________

                                 Its:  _______________________________


                                 WELLS FARGO BANK, TRUSTEE
                                 SHV M/P/T FBO TENCH COXE


                                 By:   _______________________________

                                 Its:  _______________________________


                                 WELLS FARGO BANK, TRUSTEE
                                 SHV M/P/T FBO SHERRYL W. HOSSACK


                                 By:   _______________________________

                                 Its:  _______________________________


                                 TORAY INDUSTRIES, INC.


                                 By:   _______________________________

                                 Its:  _______________________________


                                 TORAY INDUSTRIES (AMERICA), INC.


                                 By:   _______________________________

                                 Its:  _______________________________

                  (Signature Page to Registration Agreement)

                                 SHIMADZU CORPORATION


                                 By:   _______________________________

                                 Its:  _______________________________



                                 _____________________________________________
                                 Allan Rosencwaig


                                 _____________________________________________
                                 Anthony W. Lin


                                 _____________________________________________
                                 W. Lee Smith


                                 _____________________________________________
                                 David Willenborg


                                 _____________________________________________
                                 Jon Opsal

                  (Signature Page to Registration Agreement)

                                 WELLS FARGO BANK, TRUSTEE
                                 SHV M/P/T FBO PAUL M. WYTHES


                                 By:   _______________________________

                                 Its:  _______________________________


                                 ANTARES INTERNATIONAL PARTNERS, INC.


                                 By:   _______________________________

                                 Its:  _______________________________

                  (Signature Page to Registration Agreement)

                                   Schedule A
                                   ----------

                                 The Bain Group
                                 --------------


Bain Capital Fund V, L.P.
Bain Capital Fund V-B, L.P.
BCIP Associates
BCIP Trust Associates, L.P.
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA 02116
Attention: Adam Kirsch

     with a copy to:
           Kirkland & Ellis
           200 East Randolph Drive
           Chicago, IL 60601
           Attention: Jeffrey C. Hammes
                      Stephen L. Ritchie


Randolph Street Partners
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA 02116
Attention: Adam Kirsch

     with a copy to:
           Kirkland & Ellis
           200 East Randolph Drive
           Chicago, IL 60601
           Attention: Jeffrey C. Hammes
                      Stephen L. Ritchie

                                   Schedule B
                                   ----------

                                The Sutter Group
                                ----------------


Sutter Hill Ventures, a California limited partnership
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attention: G. Leonard Baker

Sutter Hill Associates, L.P.
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attention: G. Leonard Baker

Wells Fargo Bank, Trustee
SHV M/P/T FBO Paul M. Wythes
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO David L. Anderson
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO Leonard Baker, Jr.
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO William H. Younger, Jr.
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO Tench Coxe
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee

SHV M/P/T FBO Sherryl W. Hossack
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

                                   Schedule C
                                   ----------

                             Existing Stockholders
                             ---------------------


Toray Industries, Inc.
2-2-1 Nihonbashi-Muromachi
Chuo-ku, Tokyo 103 Japan
Attention: Satoru Masuzaki


Shimadzu Corporation
1, Nishinokyo-Kuwabaracho
Nakagyo-ku, Kyoto 604, Japan
Attention: Soju Onose


Toray Industries (America), Inc.
600 Third Avenue, 5th Floor
New York, NY 10016
Attention: Mr. Uchida

                                   Schedule D
                                   ----------

                            Management Stockholders
                            -----------------------


Allan Rosencwaig

Anthony W. Lin

W. Lee Smith

David Willenborg

Jon Opsal